                                                                    Exhibit 23.2


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Bank of Granite Corporation on Form S-8 of our report dated January 22, 2001, appearing in the Annual Report on Form 10-K of Bank of Granite Corporation for the year ended December 31, 2000.


/s/ Deloitte & Touche LLP
--------------------------------
DELOITTE & TOUCHE LLP
Hickory, North Carolina


May 23, 2001



                            Bank of Granite Corporation, Form S-8, Page 18 of 23